UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2011 (May 20, 2011)

URANIUM 308 CORP. (Exact name of registrant as specified in its chapter)

Nevada	000-52476	33-1173228
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

2808 Cowan Circle Las Vegas, NV	89107
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code 702-425-8662

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

We were issued an OTCBB Delinquency Notification from the Financial Industry Regulatory Authority (“FINRA”) on April 18, 2011 for failure to timely file our Form 10-K by the filing due date of March 31, 2011 and by the expiration of the 12b-25 grace period of April 15, 2011.  On May 20, 2011, our securities were dropped from the OTCBB to the OTC Pinks as a result of us not filing our Form 10-K within the Rule 6530 grace period expiration date of May 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:           May 25, 2011

URANIUM 308 CORP.

By:	/s/ Dennis Tan
Name:	Dennis Tan
Title:	President and a Director